                                                    ANNUAL REPORT
--------------------------------------------------------------------------------

                            HOTCHKIS AND WILEY FUNDS
                           725 SOUTH FIGUEROA STREET
                                   SUITE 4000
                       LOS ANGELES, CALIFORNIA 90017-5400
                                  800-236-4479

                               INVESTMENT ADVISER
                                MERCURY ADVISORS
                           725 SOUTH FIGUEROA STREET
                                   SUITE 4000
                       LOS ANGELES, CALIFORNIA 90017-5400

                                 LEGAL COUNSEL
                           GARDNER, CARTON & DOUGLAS
                             321 NORTH CLARK STREET
                            CHICAGO, ILLINOIS 60610

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202

                                  DISTRIBUTOR
                             FAM DISTRIBUTORS, INC.
                                 P.O. BOX 9081
                        PRINCETON, NEW JERSEY 08543-9081

                                 TRANSFER AGENT
                         FINANCIAL DATA SERVICES, INC.
                                 P.O. BOX 41621
                        JACKSONVILLE, FLORIDA 32232-1621

                                   CUSTODIAN
                         BROWN BROTHERS HARRIMAN & CO.
                                40 WATER STREET
                        BOSTON, MASSACHUSETTS 02109-3661
                                 JUNE 30, 2000

                         [HOTCHKIS & WILEY FUNDS LOGO]

                            HOTCHKIS AND WILEY FUNDS

                               EQUITY INCOME FUND
                   -------------------------------------------------------------

Seeks current income and long-term growth of income, accompanied by growth of capital. The Fund invests primarily in U.S. stocks.

               THIS MATERIAL MUST BE PRECEDED                            MERCURY ADVISORS: INVESTMENT ADVISER
              OR ACCOMPANIED BY A PROSPECTUS.

                        [HOTCHKIS AND WILEY FUNDS LOGO]

DEAR SHAREHOLDER:

We are pleased to present to you the annual report of the Hotchkis and Wiley Equity Income Fund for the fiscal year ended June 30, 2000.

The U.S. equity market continued its upward move for the fiscal year ended June 30, 2000, with the S&P 500 Index returning 7.4% and the Nasdaq Composite Index up an astounding 50.0%. The primary reason for the Fund's underperformance during this twelve-month period was its emphasis on value stocks during a period when technology and growth stocks greatly outperformed value.

Although all appears to be grand, a close look behind the numbers reveals a volatile market with questionable direction. All of the gains mentioned above were posted in the third and fourth quarters of 1999 and both indexes have actually suffered losses during the first six months of 2000. The nagging question remains -- are current prices supported by fundamentals and can these prices continue to advance?

By the first quarter of 2000, the markets began to experience an unstable pattern of performance. Investors couldn't decide whether to continue buying the pricey, high momentum winners of 1998-99 or to take profits and pay more attention to valuation. Following weak performance in January and February, the U.S. large capitalization equity market, as defined by the S&P 500 Index, rebounded to finish the first quarter with a 2.5% gain. "Value" investments continued to trail as technology issues led the charge with an 11.9% gain for the quarter.

However, all was not sanguine for the technology sector. Beginning on March 27, 2000 and extending through April and May 2000, the Nasdaq Composite Index experienced a sharp correction, declining -31.5%. During the Nasdaq's sell-off, large cap value investments held up exceedingly well. While the S&P 500 Index was -6.6%, the Russell 1000 Value Index actually posted a gain of 0.6%. With its unwavering value focus, the Fund gained approximately 9.5% from March 27 through May 31, 2000.

The Fund performed exceedingly well when the environment turned favorable for value investments. A lack of technology in the portfolio was the single biggest contributor to the Fund's outperformance in April and May, while exposure to many of the manufacturing cyclicals (i.e., papers and steel) was the primary detractor to performance. Also, adding to the Fund's performance was a broad based group of holdings that generated excellent returns during April and May. Northrup (+45%), Philip Morris (+24%), Waste Management (+49%), Russell Corp (+55%), Lockheed Martin (+21%) and Aetna (+20%) are but a few of our holdings where a dramatic upward reassessment of valuation by investors occurred. In short, the Fund again demonstrated that it tends to outperform not only the broad market, but also the value index, when value stocks are in favor.

In June 2000, the market returned to its speculative pattern, bidding up the price of technology and healthcare stocks (the only two S&P 500 sectors showing significant positive returns), and selling off many of the value stocks that had outperformed the prior two months. June's market dynamics culminated on the last trading day of the quarter (June 30) when investors were rebalancing their portfolios to adjust for the reconstitution of the Russell 1000 Index. Unfortunately, value stocks came under selling pressure as their weight within the reconstituted index had diminished. Although we are disappointed that our April/May outperformance of the S&P 500 Index was eliminated by the market dynamics in June, our second quarter returns still compared favorably to the Russell 1000 Value Index.

As we have pointed out in the past, many of the more traditional value areas of the market appear incredibly oversold. Since underlying valuation (i.e., the present value of the future cash flows of a company) is the fundamental determinant of a stock's intrinsic value, we believe that adherence to our traditional value disciplines will perform well over the long-term.

We appreciate your continued support and look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Nancy D. Celick
Nancy D. Celick
President

HOTCHKIS AND WILEY FUNDS

The opinions expressed in the Shareholder letter are as of June 30, 2000. They are subject to change and any forecasts made cannot be guaranteed. The Fund may not continue to hold any securities mentioned and has no obligation to disclose purchases or sales in these securities.

                               EQUITY INCOME FUND
                          JULY 1, 1990 - JUNE 30, 2000
                                  [LINE GRAPH]

                                                                     EQUITY INCOME FUND                   S&P 500 INDEX
                                                                     ------------------                   -------------
Jun-90                                                                     10000                              10000
                                                                            8006                               8620
                                                                            8677                               9394
                                                                           10213                              10762
Jun-91                                                                     10695                              10740
                                                                           11335                              11317
                                                                           11681                              12264
                                                                           12320                              11951
Jun-92                                                                     12757                              12186
                                                                           12599                              12564
                                                                           13311                              13206
                                                                           14064                              13775
Jun-93                                                                     14247                              13843
                                                                           14688                              14198
                                                                           15411                              14527
                                                                           14689                              13973
Jun-94                                                                     14737                              14028
                                                                           15433                              14718
                                                                           14874                              14719
                                                                           16396                              16151
Jun-95                                                                     17765                              17691
                                                                           19187                              19104
                                                                           19995                              20240
                                                                           21157                              21343
Jun-96                                                                     21326                              22311
                                                                           21672                              22999
                                                                           23473                              24945
                                                                           23820                              25599
Jun-97                                                                     26902                              30065
                                                                           29819                              32352
                                                                           30788                              33270
                                                                           33962                              37915
Jun-98                                                                     32987                              39175
                                                                           29411                              35313
                                                                           32123                              42838
                                                                           31249                              44961
Jun-99                                                                     35402                              48071
                                                                           31324                              45105
                                                                           31368                              51891
                                                                           29266                              53163
Jun-00                                                                     28382                              51635

                                                               Ended 6/30/00
                                                               -------------
                                                              Fund      S&P 500
-------------------------------------------------------------------------------
One Year                                                     -19.82%     7.42%
-------------------------------------------------------------------------------
Five Years                                                     9.82%    23.89%
-------------------------------------------------------------------------------
Ten Years                                                     11.00%    17.84%
-------------------------------------------------------------------------------
Since Inception (6/24/87)                                      9.72%    15.61%
-------------------------------------------------------------------------------

HOW A $10,000 INVESTMENT HAS GROWN:

    The chart above shows the growth of a $10,000 investment for the Fund as compared to the performance of the S&P 500 Index. The table below the chart shows the average annual total returns of an investment over various periods.

    Total returns and average annual total returns for the Fund are net of all charges and fees and assume reinvestment of capital gains distributions and shareholder dividends at net asset value. The investment adviser pays annual operating expenses in excess of 0.95% of the Fund's average net assets (1.0% before March 1, 1999). Were the investment adviser not to pay such expenses, net returns would be lower. Investment returns and principal will vary so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

INDEXES:

    The Nasdaq Composite Index is an unmanaged index which covers 4,500 stocks traded over-the-counter. It represents many small company stocks, but is heavily influenced by about 100 of the largest Nasdaq stocks. It is a value-weighted index calculated on price change only and does not include income.

    The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

    The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book value ratios and lower forecasted growth values.

    The S&P 500 Index is an unmanaged, capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

    The indexes do not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. The Fund's value disciplines may prevent or restrict investment in major stocks in its benchmark index, the S&P 500 Index. It is not possible to invest directly in an index.

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 2000
--------------------------------------------------------------------------------
                               EQUITY INCOME FUND

     COMMON STOCKS -- 98.1%          Shares         Value
------------------------------------------------------------
AEROSPACE -- 5.2%
 ............................................................
Lockheed Martin Corporation            81,800    $ 2,029,663
 ............................................................
Northrop Grumman Corporation           23,500      1,556,875
 ............................................................
Rockwell International
  Corporation                          16,500        519,750
 ...................... ......................      ---------
                                                   4,106,288
------------------------------------------------------------
ALUMINUM -- 2.9%
 ............................................................
Alcoa, Inc.                            78,248      2,269,192
------------------------------------------------------------
APPAREL & TEXTILES -- 0.8%
 ............................................................
Russell Corporation                    33,900        678,000
------------------------------------------------------------
APPLIANCE & HOUSEHOLD FURNITURE  -- 0.8%
 ............................................................
Whirlpool Corporation                  13,200        615,450
------------------------------------------------------------
AUTO PARTS -- 3.9%
 ............................................................
Dana Corporation                       43,100        913,181
 ............................................................
Delphi Automotive Systems
  Corporation                          39,249        571,563
 ............................................................
Meritor Automotive, Inc.               26,600        292,600
 ............................................................
TRW Inc.                               27,900      1,210,163
 ............................................................
Visteton Corporation                    6,167         74,774
 ...................... ......................      ---------
                                                   3,062,281
------------------------------------------------------------
AUTOS & TRUCKS -- 4.5%
 ............................................................
Ford Motor Company                     47,100      2,025,300
 ............................................................
General Motors Corporation             26,708      1,550,733
 ...................... ......................      ---------
                                                   3,576,033
------------------------------------------------------------
BEVERAGES -- 1.1%
 ............................................................
Anheuser-Busch Companies, Inc.         12,000        896,250
------------------------------------------------------------
CHEMICALS -- 2.3%
 ............................................................
The Dow Chemical Company               26,900        812,044
 ............................................................
Eastman Chemical Company               20,500        978,875
 ...................... ......................      ---------
                                                   1,790,919
------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES -- 0.4%
 ............................................................
Computer Associates
  International, Inc.                   6,200        317,362
------------------------------------------------------------

------------------------------------------------------------
                                     Shares         Value
CONTAINERS -- 1.0%
 ............................................................
Pactiv Corporation #                  100,500    $   791,438
------------------------------------------------------------
ELECTRIC: INTEGRATED -- 8.4%
 ............................................................
American Electric Power Company,
  Inc.                                 19,000        562,875
 ............................................................
CMS Energy Corporation                 39,500        873,937
 ............................................................
DTE Energy Company                     44,300      1,353,919
 ............................................................
Edison International                   46,500        953,250
 ............................................................
Entergy Corporation                    17,100        464,906
 ............................................................
GPU, Inc.                              14,200        384,287
 ............................................................
PECO Energy Company                     8,500        342,656
 ............................................................
P P & L Resources, Inc.                15,400        337,838
 ............................................................
Public Service Enterprises
  Group, Inc.                          19,100        661,338
 ............................................................
SCANA Corporation                      30,796        742,954
 ...................... ......................      ---------
                                                   6,677,960
------------------------------------------------------------
ENGINEERING AND CONSTRUCTION  -- 1.0%
 ............................................................
Harsco Corporation                     31,795        810,772
------------------------------------------------------------
FOREST PRODUCTS -- 3.2%
 ............................................................
Georgia-Pacific (Timber Group)         47,900      1,035,837
 ............................................................
Weyerhaeuser Company                   34,600      1,487,800
 ...................... ......................      ---------
                                                   2,523,637
------------------------------------------------------------
INSURANCE: LIFE -- 7.6%
 ............................................................
Aetna, Inc.                            31,500      2,021,906
 ............................................................
American General Corporation           23,900      1,457,900
 ............................................................
Lincoln National Corporation           43,600      1,575,050
 ............................................................
MetLife, Inc. #                        45,850        965,716
 ...................... ......................      ---------
                                                   6,020,572
------------------------------------------------------------
INSURANCE: PROPERTY CASUALTY  -- 4.9%
 ............................................................
The Allstate Corporation               68,000      1,513,000
 ............................................................
Safeco Corporation                     41,300        820,838
 ............................................................
St. Paul Companies, Inc.               44,700      1,525,388
 ...................... ......................      ---------
                                                   3,859,226
------------------------------------------------------------
LEISURE/TOYS -- 0.6%
 ............................................................
Fortune Brands, Inc.                   19,200        442,800
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 2000
--------------------------------------------------------------------------------
                               EQUITY INCOME FUND

                                     Shares         Value
------------------------------------------------------------
MACHINERY -- 1.3%
 ............................................................
CNH Global N.V                        114,600    $ 1,060,050
------------------------------------------------------------
METALS: MISCELLANEOUS -- 0.4%
 ............................................................
Phelps Dodge Corporation                7,800        290,063
------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES -- 2.0%
 ............................................................
Xerox Corporation                      77,200      1,601,900
------------------------------------------------------------
OIL -- DOMESTIC -- 6.6%
 ............................................................
Conoco, Inc. -- Class A                 3,900         85,800
 ............................................................
Conoco, Inc. -- Class B                13,300        326,681
 ............................................................
Occidental Petroleum Corporation       84,900      1,788,206
 ............................................................
Phillips Petroleum Company             12,300        623,456
 ............................................................
Sunoco, Inc.                            6,000        176,625
 ............................................................
USX-Marathon Group, Inc.               54,600      1,368,413
 ............................................................
Ultramar Diamond Shamrock
  Corporation                          34,300        851,069
 ...................... ......................      ---------
                                                   5,220,250
------------------------------------------------------------
OIL -- INTERNATIONAL -- 2.4%
 ............................................................
Dynegy, Inc. -- Class A                21,000      1,434,562
 ............................................................
Texaco, Inc.                            8,700        463,275
 ...................... ......................      ---------
                                                   1,897,837
------------------------------------------------------------
PAPER -- 3.4%
 ............................................................
Georgia-Pacific Group                  39,600      1,039,500
 ............................................................
International Paper Company            56,800      1,693,350
 ...................... ......................      ---------
                                                   2,732,850
------------------------------------------------------------
PHOTOGRAPHY/IMAGING -- 2.9%
 ............................................................
Eastman Kodak Company                  39,200      2,332,400
------------------------------------------------------------
POLLUTION CONTROL -- 1.1%
 ............................................................
Waste Management, Inc.                 44,800        851,200
------------------------------------------------------------
RAILROADS -- 2.1%
 ............................................................
CSX Corporation                        14,100        298,744
 ............................................................
Norfolk Southern Corporation           90,600      1,347,675
 ...................... ......................      ---------
                                                   1,646,419
------------------------------------------------------------

------------------------------------------------------------
                                     Shares         Value
REGIONAL BANKS -- 5.3%
 ............................................................
Bank One Corporation                   51,100    $ 1,357,344
 ............................................................
First Security Corporation             16,200        219,712
 ............................................................
First Union Corporation                33,400        828,737
 ............................................................
FleetBoston Financial
  Corporation                          17,800        605,200
 ............................................................
KeyCorp                                48,300        851,288
 ............................................................
UnionBanCal Corporation                17,300        321,131
 ...................... ......................      ---------
                                                   4,183,412
------------------------------------------------------------
RETAIL: DEPARTMENT
  STORES -- 1.1%
 ............................................................
May Department Stores Company          36,900        885,600
------------------------------------------------------------
RETAIL: GENERAL MERCHANDISE --
  2.3%
 ............................................................
J.C. Penney Company, Inc.              37,200        685,875
 ............................................................
Sears, Roebuck & Company               36,100      1,177,763
 ...................... ......................      ---------
                                                   1,863,638
------------------------------------------------------------
SATELLITE TELECOM -- 0.3%
 ............................................................
General Motors Corporation-Class
  H (Hughes Electronics
  Corporation)#                         2,639        231,572
------------------------------------------------------------
SAVINGS & LOANS -- 2.4%
 ............................................................
Washington Mutual, Inc.                67,000      1,934,625
------------------------------------------------------------
SMALL LOANS & FINANCE -- 3.9%
 ............................................................
Fannie Mae                             31,800      1,659,562
 ............................................................
Household International, Inc.          35,400      1,471,313
 ...................... ......................      ---------
                                                   3,130,875
------------------------------------------------------------
STEEL -- 0.9%
 ............................................................
USX-U.S. Steel Group, Inc.             36,700        681,244
------------------------------------------------------------
TELEPHONE -- 7.7%
 ............................................................
AT&T Corporation                       64,800      2,049,300
 ............................................................
ALLTEL Corporation                     22,700      1,405,981
 ............................................................
Bell Atlantic Corporation              15,000        762,187
 ............................................................
GTE Corporation                        10,800        672,300
 ............................................................
SBC Communications, Inc.               28,000      1,211,000
 ...................... ......................      ---------
                                                   6,100,768
------------------------------------------------------------
TOBACCO -- 3.1%
 ............................................................
Philip Morris Companies, Inc.          92,000      2,443,750
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 2000
--------------------------------------------------------------------------------
                               EQUITY INCOME FUND

                                     Shares         Value
------------------------------------------------------------
TRUCKING/AIR FREIGHT -- 0.3%
 ............................................................
Ryder System, Inc.                     14,100    $   267,019
------------------------------------------------------------
Total common stock
  (cost $76,993,381)                              77,793,652
------------------------------------------------------------

                                     Principal
                                      Amount        Value
------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 2.0%

Brown Brothers Call Deposit,
  5.5000%                          $1,597,539      1,597,539
 ...................... ......................      ---------
Total certificates of deposit                      1,597,539
  (cost $1,597,539)
------------------------------------------------------------
Total investments -- 100.1%
  (cost $78,590,920)                              79,391,191
 ............................................................
Liabilities in excess of other
  assets -- (0.1)%                                   (78,549)
 ...................... ......................      ---------
                                                 $79,312,642
Total net assets -- 100.0%
------------------------------------------------------------

# -- Non-income producing security.

                     See Notes to the Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                     EQUITY INCOME FUND                       June 30, 2000
---------------------------------------------------------------------------
ASSETS:
  Investments, at value*....................................   $79,391,191
  Dividends and interest receivable.........................       323,124
  Receivable for investments sold...........................       109,247
  Receivable for Fund shares sold...........................            26
  Prepaid expenses..........................................        14,520
                                                               -----------
      Total assets..........................................    79,838,108
                                                               -----------
LIABILITIES:
  Payable to Adviser........................................        42,960
  Payable to custodian......................................       176,724
  Payable for investments purchased.........................       234,306
  Payable for Fund shares repurchased.......................         1,153
  Accrued expenses and other liabilities....................        70,323
                                                               -----------
      Total liabilities.....................................       525,466
                                                               -----------
      Net assets............................................   $79,312,642
                                                               ===========
NET ASSETS CONSIST OF:
  Paid in capital...........................................   $82,584,753
  Undistributed net investment income.......................        39,587
  Undistributed net realized loss on securities.............    (4,111,969)
  Net unrealized appreciation of securities.................       800,271
                                                               -----------
      Net assets............................................   $79,312,642
                                                               ===========
CALCULATION OF NET ASSET VALUE PER SHARE:
  Shares outstanding (unlimited shares of no par value
    authorized).............................................     6,092,101
  Net asset value per share (offering and redemption
    price)..................................................   $     13.02
                                                               ===========
*Cost of Investments........................................   $78,590,920
                                                               ===========

                     See Notes to the Financial Statements

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                               Year Ended
                     EQUITY INCOME FUND                       June 30, 2000
---------------------------------------------------------------------------
INVESTMENT INCOME:
  Income*
    Dividends...............................................  $  3,494,165
    Interest................................................       149,623
                                                              ------------
        Total income........................................     3,643,788
                                                              ------------
  Expenses
    Advisory fee............................................       827,803
    Legal and auditing fees.................................        18,004
    Custodian fees and expenses.............................        43,384
    Accounting and transfer agent fees and expenses.........       137,438
    Administration fee......................................        41,289
    Trustees' fees and expenses.............................         7,770
    Reports to shareholders.................................        18,175
    Registration fees.......................................        24,581
    Other expenses..........................................         4,242
                                                              ------------
        Total expenses......................................     1,122,686
    Less, expense reimbursement.............................       (77,397)
                                                              ------------
        Net expenses........................................     1,045,289
                                                              ------------
    Net investment income...................................     2,598,499
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on securities.........................       163,822
    Net change in unrealized appreciation of securities.....   (31,377,669)
                                                              ------------
  Net loss on investments...................................   (31,213,847)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(28,615,348)
                                                              ============

*Net of Foreign Taxes Withheld..............................  $      9,710
                                                              ============

                     See Notes to the Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               Year Ended      Year Ended
EQUITY INCOME FUND                                            June 30, 2000   June 30, 1999
-------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income...................................  $  2,598,499    $  3,276,393
    Net realized gain on securities.........................       163,822      18,492,251
    Net change in unrealized appreciation of securities.....   (31,377,669)    (11,950,809)
                                                              ------------    ------------
        Net increase (decrease) in net assets resulting from
        operations..........................................   (28,615,348)      9,817,835
                                                              ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income...................................    (2,602,581)     (3,285,265)
    Net realized gain on securities transactions............   (19,101,252)    (24,468,165)
                                                              ------------    ------------
        Total dividends and distributions...................   (21,703,833)    (27,753,430)
                                                              ------------    ------------
FUND SHARE TRANSACTIONS:
    Net proceeds from shares sold...........................    48,474,991      45,268,422
    Shares issued in connection with payment of dividends
     and distributions......................................    20,462,711      25,424,531
    Cost of shares redeemed.................................   (88,040,198)    (79,277,624)
                                                              ------------    ------------
        Net decrease in net assets resulting from Fund share
        transactions........................................   (19,102,496)     (8,584,671)
                                                              ------------    ------------
Total decrease in net assets................................   (69,421,677)    (26,520,266)
NET ASSETS:
    Beginning of year.......................................   148,734,319     175,254,585
                                                              ------------    ------------
    End of year*............................................  $ 79,312,642    $148,734,319
                                                              ============    ============
*Including undistributed net investment income of:..........  $     39,587    $     43,953
                                                              ============    ============
CHANGES IN SHARES OUTSTANDING:
    Shares sold.............................................     2,979,120       2,249,985
    Shares issued in connection with payment of dividends
     and distributions......................................     1,441,326       1,400,456
    Shares redeemed.........................................    (5,779,362)     (4,157,729)
                                                              ------------    ------------
        Net decrease........................................    (1,358,916)       (507,288)
                                                              ============    ============

                     See Notes to the Financial Statements

NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2000

NOTE 1.
ACCOUNTING POLICIES: Hotchkis and Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Trust was organized as a Massachusetts business trust on August 22, 1984 and consists of ten series of shares comprising the Balanced Fund, the Small Cap Fund, the Equity Income Fund, the International Fund, the Total Return Bond Fund, the Low Duration Fund, the Short-Term Investment Fund, the Mid-Cap Fund, the Global Equity Fund and the Equity Fund for Insurance Companies (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. The accompanying financial statements include financial information for the Equity Income Fund (the "Fund"); financial statements for the other Funds are reported on separately. Investment operations of the Fund began on June 24, 1987. The Fund seeks current income and long-term growth of income, accompanied by growth of capital. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

SECURITY VALUATION: Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") are valued at the last sale price as of 4:00 p.m., Eastern Time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted securities that are not included in NSM are valued at the average of the quoted bid and asked price in the over-the-counter market. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed-income securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees, with reference to fixed-income securities whose prices are more readily obtainable or an appropriate matrix utilizing similar factors. As a broader market does not exist, the proceeds received upon the disposal of such securities may differ from quoted values previously furnished by such market makers. Securities for which market quotations are not otherwise available are valued at fair value as determined in good faith by Mercury Advisors (the "Adviser"), formerly Hotchkis and Wiley, under procedures established by the Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

FEDERAL INCOME TAXES: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

INCOME AND EXPENSE ALLOCATION: Common expenses incurred by the Trust are allocated among the Funds based upon (i) relative average net assets, (ii) as incurred on a specific identification basis, or (iii) evenly among the Funds, depending on the nature of the expenditure.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified within the capital accounts.

NOTE 2.
INVESTMENT ADVISORY AGREEMENT. The Fund has an investment advisory agreement with the Adviser with which certain officers and Trustees of the Trust are affiliated. The Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. The Adviser receives a fee, computed daily and payable monthly, at the annual rate of 0.75% as applied to the Fund's daily net assets. The Adviser has contractually agreed to pay all operating expenses in excess of 0.95% as applied to the Fund's daily net assets through June 30, 2001. For the year ended June 30, 2000, the Adviser paid $77,397 of operating expenses on behalf of the Fund.

Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within Accounting and transfer agent fees and expenses in the Statement of Operations.

As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Trustees of the Trust has adopted procedures which allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from a member of an underwriting group in which an affiliated underwriter participates.

NOTE 3.
CREDIT FACILITY. Effective December 3, 1999, the Trust entered into a one year Credit Agreement with a syndicate of bank lenders led by Bank of America intended to provide the Fund with a source of cash to be used to meet redemption requests from Fund shareholders. The Trust together with certain other open-end investment companies advised by Merrill Lynch Investment Managers, L.P. and/or its affiliates may borrow in the aggregate up to $1,000,000,000, except that in no event may the borrowing by the Fund or any participating fund be in excess of that permitted by its prospectus and Statement of Additional Information or by applicable law. The Fund had no borrowings under the Credit Agreement for the year ended June 30, 2000.

NOTE 4.
SECURITIES TRANSACTIONS. Purchases and sales of investment securities, other than short-term investments, for the year ended June 30, 2000, were $44,485,337 and $82,355,629, respectively.

As of June 30, 2000, unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                                                Net Appreciation       Appreciated       Depreciated
                            Fund                                 (Depreciation)        Securities         Securities
---------------------------------------------------------------------------------------------------------------------
Equity Income Fund                                                $(1,462,714)         $11,025,950       $(12,488,664)

At June 30, 2000, the cost of investments for federal income tax purposes was $80,853,905. Any differences between book and tax are due primarily to wash sale losses. At June 30, 2000, the Fund deferred, on a tax basis, post-October losses of $1,848,984. Such amounts may be used to offset future capital gains.

NOTE 5.
SUBSEQUENT EVENTS. The Board of Trustees has approved, effective on or about October 5, 2000, (i) a change in the name of the Fund to Mercury HW Large Cap Value Fund and (ii) the establishment of a sales load.

NOTE 6.
FEDERAL TAX DISCLOSURE (UNAUDITED). For the year ended June 30, 2000, 100% of ordinary distributions paid qualifies for the divided received deduction available for corporate shareholders.

During the year ended June 30, 2000, the Fund distributed net realized capital gains (taxable as long-term capital gains) of $2.8048 per share.

As of August 21, 2000, the net assets and net asset value of the Fund were $53,672,370 and $14.25, respectively.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            Year Ended June 30,
                                                              -----------------------------------------------
                     EQUITY INCOME FUND                        2000      1999      1998      1997      1996
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year..........................  $ 19.96   $ 22.02   $ 21.25   $ 18.91   $ 17.24
                                                              -------   -------   -------   -------   -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................................     0.39      0.41      0.46      0.49      0.45(1)
    Net realized and unrealized gain (loss) on
      investments...........................................    (4.14)     0.82      4.02      4.15      2.89
                                                              -------   -------   -------   -------   -------
    Total from investment operations........................    (3.75)     1.23      4.48      4.64      3.34
                                                              -------   -------   -------   -------   -------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)..................    (0.39)    (0.41)    (0.46)    (0.48)    (0.57)
    Distributions (from realized gains).....................    (2.80)    (2.88)    (3.25)    (1.82)    (1.10)
                                                              -------   -------   -------   -------   -------
    Total distributions.....................................    (3.19)    (3.29)    (3.71)    (2.30)    (1.67)
                                                              -------   -------   -------   -------   -------
Net Asset Value, End of Year................................  $ 13.02   $ 19.96   $ 22.02   $ 21.25   $ 18.91
                                                              =======   =======   =======   =======   =======
TOTAL RETURN................................................   (19.82)%    7.32%    22.60%    26.15%    20.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)..........................  $ 79.31   $148.73   $175.25   $185.87   $182.54
Ratio of expenses to average net assets:
    Before expense reimbursement............................     1.02%     0.91%     0.87%     0.88%     0.98%
    After expense reimbursement.............................     0.95%     0.91%     0.87%     0.88%     0.98%
Ratio of net investment income to average net assets:
    Before expense reimbursement............................     2.30%     2.09%     1.99%     2.49%     2.56%
    After expense reimbursement.............................     2.37%     2.09%     1.99%     2.49%     2.56%
Portfolio turnover rate.....................................       41%       18%       23%       44%       24%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                     See Notes to the Financial Statements

HOTCHKIS
AND WILEY FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Hotchkis and Wiley Funds and Shareholders of the Hotchkis and Wiley Equity Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Hotchkis and Wiley Equity Income Fund (one of the ten portfolios of Hotchkis and Wiley Funds, the "Fund") at June 30, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Milwaukee, WI
August 17, 2000